Exhibit 99.1

Avnet Announces Preliminary Results for Fourth Quarter Fiscal Year 2021

Sales and Adjusted Earnings Expected to Exceed Prior Guidance

GAAP EPS Expected to be $0.72 to $0.78 and Adjusted EPS $1.01 to $1.05

Company Plans to Report Fourth Quarter and Fiscal Year 2021 Results on August 11

PHOENIX – July 20, 2021 – Avnet, Inc. (Nasdaq: AVT) today announced preliminary, unaudited results for fourth quarter sales, operating margins, and earnings per share. Sales and earnings per share will exceed the high end of previous guidance.

Commenting on today’s announcement, Avnet Chief Executive Officer Phil Gallagher stated, “Strong quarter-over-quarter sales growth in EMEA, Asia and Farnell, and continued operating improvement in the Americas, all contributed to better-than-expected results. Avnet’s role at the center of the technology supply chain is now more vital than ever and our focus on maintaining trusted relationships with our customers and suppliers is driving this robust financial performance.”

Preliminary fourth quarter results:

Unaudited, Preliminary Fourth Quarter Results
	Jun – 21	Change Y/Y		Change Q/Q		Prior Guidance
Sales	$ 5.2B	25.7%		6.3%		$ 4.7B – 5.1B
GAAP Operating Income Margin	2.3%	221	bps	48	bps	—
Adjusted Operating Income Margin(1)	2.9%	188	bps	66	bps	—
Electronic Components Operating Income Margin	3.1%	157	bps	47	bps	—
Farnell Operating Income Margin	8.3%	468	bps	223	bps	—
GAAP Diluted Earnings Per Share	$ 0.72 – 0.78	35.8 – 47.2%		(27.1) – (32.7)%		—
Adjusted Diluted Earnings Per Share(1)	$ 1.01 – 1.05	57.8 – 64.1%		36.5 – 41.9%		$ 0.71 – 0.77

(1)       A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

The projected results in this press release are unaudited and based on management’s review of Avnet’s operating results for the three-month period ended July 3, 2021, and are subject to revision based upon the quarter-end closing procedures and the completion of the financial statements for the three-month period ended July 3, 2021. Actual results may differ materially from these projected results because of the completion of quarter-end closing procedures, including the execution of the Company’s internal control over financial reporting, final adjustments, and the occurrence or identification of events prior to the filing of the financial results for the relevant period with the Securities and Exchange Commission. In addition, these projected, unaudited results are not a comprehensive statement of the financial results for the quarter ended July 3, 2021 and should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), and are not necessarily indicative of the results for any future period.

August 11 Earnings Conference Call Details

The company will release the final financial results for the fourth quarter and fiscal year 2021 on August 11 after market close. Following the earnings release, Avnet Chief Executive Officer Phil Gallagher and Avnet Chief Financial Officer Tom Liguori will host a webcast and teleconference at 1:30 p.m. PDT / 4:30 p.m. EDT. The webcast can be accessed via Avnet’s Investor Relations web page at: https://ir.avnet.com.

Those who would like to participate in the live call can dial 877-407-8112 or 201-689-8840. A replay of the conference call will be available for 90 days, through November 9 at 5:00 p.m. EST, and can be accessed by dialing: 877-660-6853 or 201-612-7415 and using the Conference ID: 13719590.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of the Company. You can find many of these statements by looking for words like “believes,” “projected’, “plans,” “expects,” “anticipates,” “should,” “will,” “may,” “estimates” or similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. You should understand that the following important factors, in addition to those discussed elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, could affect the Company’s future results of operations, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: the scope and duration of the COVID-19 pandemic and its impact on global economic systems, cyber-attacks resulting in unauthorized access to systems and affecting the company’s ability to operate, access to financial markets and the Company’s employees, operations, customers, and supply chain; competitive pressures among distributors of electronic components; an industry down-cycle in semiconductors; relationships with key suppliers and allocations of products by suppliers; risks relating to the Company’s international sales and operations, including risks relating to the ability to repatriate cash, foreign currency fluctuations, inflation, duties and taxes, and compliance with international and U.S. laws; risks relating to acquisitions, divestitures and investments; adverse effects on the Company’s supply chain, operations of its distribution centers, shipping costs, third-party service providers, customers and suppliers, including as a result of issues caused by natural and weather-related disasters, pandemics and health related crisis, social unrest or warehouse modernization and relocation efforts; risks related to cyber-attacks, other privacy and security incidents and information systems, including related to current or future implementations, integrations or upgrades; general economic and business conditions (domestic, foreign and global) affecting the Company’s operations and financial performance and, indirectly, the Company’s credit ratings, debt covenant compliance, and liquidity and access to financing; geopolitical events, including the uncertainty caused by the United Kingdom’s exit from, and agreement for a new partnership with, the European Union; and legislative or regulatory changes affecting the Company’s businesses.

Any forward-looking statement speaks only as of the date on which that statement is made. Except as required by law, the Company assumes no obligation to update any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made.

About Avnet

Avnet is a global electronic components distributor with extensive design, product, marketing and supply chain expertise for customers and suppliers at every stage of the product lifecycle. For the past 100 years, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com. (AVT_IR)

Investor Relations Contacts

Joe Burke, 480-643-7431

Joseph.Burke@avnet.com

Media Relations Contact

Jeanne Forbis, 480-643-7499

Jeanne.Forbis@Avnet.com

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted operating expenses, (iii) adjusted other income (expense), (iv) adjusted income tax expense, (v) adjusted income from continuing operations, (vi) adjusted diluted earnings per share from continuing operations, and (vii) sales adjusted for the impact of significant acquisitions and other items.

Management believes that operating income and operating expenses adjusted for restructuring, integration and other expenses, goodwill and intangible asset impairment expenses and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income and operating expenses without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in most cases, for measuring performance for compensation purposes. Management measures operating income for its reportable segments excluding restructuring, integration and other expenses, goodwill and intangible asset impairment expenses and amortization of acquired intangible assets and other.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense (benefit), net income and diluted earnings (loss) per share adjusted for the impact of the items described above and certain items impacting other income (expense) and income tax expense (benefit) are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Adjustments to income tax expense (benefit) and the effective income tax rate include the effect of changes in tax laws including recent tax law changes in the U.S., certain changes in valuation allowances and unrecognized tax benefits, income tax audit settlements and adjustments to the adjusted interim effective tax rate based upon the expected annual adjusted effective tax rate. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings (loss) per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP.

Adjusted Operating Income Margin Reconciliation

Fourth Quarter
Fiscal 2021
Preliminary adjusted operating income margin	2.9%
Restructuring, integration and other expenses	(0.50)%
Amortization of intangibles and other	(0.10)%
Preliminary GAAP operating income margin	2.3%

Adjusted Diluted Earnings Per Share Reconciliation

The following table presents the reconciliation of preliminary non-GAAP adjusted diluted earnings per share to the preliminary GAAP diluted earnings per share for the fourth quarter of fiscal 2021 ended July 3, 2021.

	Low End of	High End of
	Range	Range
Preliminary adjusted diluted earnings per share	$1.01	$1.05
Restructuring, integration and other expenses (net of tax)	(0.21)	(0.21)
Amortization of intangibles and other (net of tax)	(0.04)	(0.04)
Loss on early extinguishment of debt	(0.06)	(0.06)
Income tax expense adjustments	0.02	0.04
Preliminary GAAP diluted earnings per share	$0.72	$0.78